Fourth Quarter 2023 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward- looking statements: integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2023 and other documents we file with the SEC from time to time. All subsequent written and oral forward- looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 4Q23 4Q23 Earnings • Net income available to common shareholders of $0.3 million, or $0.03 per diluted share • Pre-tax, pre-provision net income(1) of $4.1 million • Decline in earnings from prior quarter primarily due to reserve on individually analyzed loans Prudent Balance Sheet Growth • Deposit growth exceeded loan growth in the fourth quarter • 18% annualized deposit growth with increases in both noninterest-bearing and interest-bearing deposits • Total loans relatively flat as new production is focused on clients that provide deposits while maintaining conservative underwriting criteria and disciplined pricing Execution on Key Priorities • Disciplined expense control resulted in operating expenses remaining below initial expectations for 2023 • Increased focus on deposit gathering further reduced loan-to-deposit ratio • Conservative underwriting and proactive portfolio management continues to result in low level of credit losses (1) See Non-GAAP reconciliation 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $0.3 million, or $0.03 diluted earnings per share, in 4Q23 • Provision for individually analyzed loans in 4Q23 had diluted earnings per share impact of $0.29, net of tax • Tangible book value per share declined during 4Q23 due to an unfavorable shift in AOCI resulting from a cash flow hedge of certain FHLB borrowings that decreased in value as interest rates declined Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non-GAAP reconciliation $5,617 $3,847 $2,440 $3,140 $282 $5,471 $3,820 $1,506 $3,118 $255 Net Income Adjustments to Net Income Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $0.58 $0.39 $0.25 $0.32 $0.03 $0.56 $0.39 $0.16 $0.32 $0.03 Net Income Adjustments to Net Income Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $— $0.25 $0.50 $0.75(1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment increased $12.0 million from prior quarter • Growth driven by increases in residential mortgage and CRE portfolios, partially offset by small declines in other portfolios • New loan production of more than $50 million, with focus primarily on clients that also bring deposits to the bank • Average rate on new loan production increased 35 bps to 8.27% compared to prior quarter 4Q 2022 3Q 2023 4Q 2023 Cash, Securities and Other $ 165,670 $ 148,669 $ 140,053 Consumer and Other 26,539 23,975 23,596 Construction and Development 288,497 349,436 347,515 1-4 Family Residential 898,154 913,085 933,684 Non-Owner Occupied CRE 496,776 527,377 546,966 Owner Occupied CRE 216,056 208,341 197,205 Commercial and Industrial 361,028 349,515 345,393 Total $ 2,452,720 $ 2,520,398 $ 2,534,412 Loans accounted for at fair value(2) 23,415 16,105 14,129 Total Loans HFI $ 2,476,135 $ 2,536,503 $ 2,548,541 Loans held-for-sale (HFS) 10,804 12,105 7,254 Total Loans $ 2,486,939 $ 2,548,608 $ 2,555,795 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,445 $2,487 $2,487 2,515 2,546 $2,549 $2,556 4Q22 1Q23 2Q23 3Q23 4Q23 3Q23 4Q23 $— $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 Average Period End

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits increased by $109 million in 4Q23 • Success in new business development, with $118 million in new deposit relationships added in 4Q23 • Noninterest-bearing deposits increased $6.3 million in 4Q23, primarily driven by new client accounts • Strategic decision made to add short-term higher cost deposits to improve near-term liquidity, which will be replaced with lower cost funding as market conditions normalize and interest rates decrease 4Q 2022 3Q 2023 4Q 2023 Money market deposit accounts $ 1,336,092 $ 1,388,726 $ 1,386,149 Time deposits 224,090 373,459 496,452 NOW 234,778 164,000 147,488 Savings accounts 27,177 17,503 16,371 Noninterest-bearing accounts 583,092 476,308 482,579 Total Deposits $ 2,405,229 $ 2,419,996 $ 2,529,039 Deposit Portfolio Composition Total Deposits $2,242 $2,352 $2,375 $2,359 $2,372 $2,420 $2,529 4Q22 1Q23 2Q23 3Q23 4Q23 3Q23 4Q23 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management increased $357.2 million from September 30, 2023 to $6.75 billion as of December 31, 2023 • Increase in AUM driven by an increase in market values throughout 4Q23, resulting in a 5.6% increase compared to 3Q23, and a 10.6% increase year-over-year. (in millions, as of quarter end) Total Assets Under Management $6,107 $6,382 $6,504 $6,396 $6,753 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation Gross Revenue 4Q23 Gross Revenue(1) Gross Revenue(1) 8 $29.0 $26.1 $24.8 $23.1 $22.5 Wealth Management Mortgage Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) declined 2.7% from prior quarter • Slowest decline in the last five quarters as environmental headwinds appear to be shifting • Decline primarily due to an increase in deposit costs that reduced net interest income

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income decreased to $16.3 million, or 2.6%, from $16.8 million in 3Q23, due primarily to higher deposit costs • Net interest margin decreased 9 bps to 2.37%, driven by the increase in interest bearing deposit costs • Strategic decision made to add short-term higher cost deposits to improve near-term liquidity, which will be replaced with lower cost funding as market conditions normalize and interest rates decrease (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin $21,988 $19,560 $18,435 $16,766 $16,331 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income remained flat compared to prior quarter • Slight decline in Net gains on mortgage loans, which reflects impact of higher rates and seasonal decline in mortgage loan demand • Slight declines in Trust and Investment Management fees compared to prior quarter, however fees increased $0.3 million, or 8.0%, year-over-year • Increase in Risk Management and Insurance Fees reflects seasonal impact that occurs in the fourth quarter each year (in thousands) Total Non-Interest Income Trust and Investment Management Fees $6,415 $5,819 $3,962 $6,099 $6,081 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $4,358 $4,635 $4,602 $4,846 $4,705 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 (in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense remained flat at $18.3 million compared to 3Q23 • Disciplined expense management resulted in non-interest expense coming in below targeted range (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1) (1) (1) $19,905 $20,528 $18,519 $18,314 $18,276 $272 $101 $76 $92 $98 Non-Interest Expense Adjustments to Non-Interest Expense Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $— $5,000 $10,000 $15,000 $20,000 $25,000 67.66% 78.29% 74.42% 78.76% 80.77% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 —% 20.00% 40.00% 60.00% 80.00% 100.00% (1) (1)(1) (1) (1)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • NPLs increased $3.5 million due primarily to the downgrade of two loans • $3.9 million provision for credit losses driven primarily by reserve on individually analyzed loans previously downgraded to NPL, with small reserves established for two loans downgraded to NPL in 4Q23 • ACL/Adjusted Total Loans(1) increased to 1.10% in 4Q23 from 0.92% in 3Q23 • Continue to experience immaterial amount of credit losses Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and loans accounted for under fair value option; see non-GAAP reconciliation 0.43% 0.42% 0.36% 1.87% 2.00% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 —% 0.20% 0.40% 0.60% 0.80% 1.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Consistent Value Creation TBV/Share(1) Up 143% Since July 2018 IPO Consistent increases in tangible book value per share driven by: • Organic growth that has increased operating leverage • Accretive acquisitions that have been well priced and smoothly integrated to realize all projected cost savings • Conservative underwriting criteria that has resulted in extremely low level of losses in the portfolio throughout the history of the company • Prudent asset/liability management including not investing excess liquidity accumulated during the pandemic in low-yielding bonds

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 14 2024 Outlook and Priorities • Well positioned to manage through and perform well in any economic scenario that emerges in 2024 • Prudent risk management and conservative underwriting criteria expected to result in modest asset growth in 2024 until economic conditions improve • Deposit gathering will remain a top priority throughout the organization with increased focus on targeting deposit rich industries • Focus will remain on core business and core clients that provide good opportunities to expand relationships over time and result in very low levels of credit losses • Concentrating on working through credits placed on non-performing status to continue achieving immaterial losses • Catalysts that should contribute to earnings growth in 2024 ◦ Good momentum in business development that should lead to continued growth in client roster, balance sheet, and non-interest income ◦ Liability-sensitive balance sheet that will lead to expanded NIM as interest rates decrease ◦ Continued disciplined expense management and continued benefits from leveraging past investments in technology, talent, and office expansion, as well as process improvements that will enhance efficiencies as we continue to add scale • Strength of franchise and balance sheet enables First Western to continue capitalizing on our attractive markets to consistently add new clients, realize more operating leverage as we increase scale, generate profitable growth, and further enhance the long-term value of our franchise

Appendix 15

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Capital and Liquidity Overview Liquidity Funding Sources (as of 12/31/23) (1) See Non-GAAP reconciliation (2) Based on internal policy guidelines Consolidated Capital Ratios (as of 12/31/23) Tangible Common Equity / TBV per Share(1) (in thousands) Liquidity Reserves: Total Available Cash $252,845 Unpledged Investment Securities 21,526 Borrowed Funds: Secured: FHLB Available 656,593 FRB Available 13,570 Other: Brokered Remaining Capacity 179,833(2) Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $1,153,367 Loan to Deposit Ratio 100.7% 9.48% 9.48% 12.82% 7.89% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 5.00% 10.00% 15.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Sept. 30, 2023 Dec. 31, 2023 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $240,864 $246,256 $246,212 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,104 31,916 31,854 Intangibles held for sale(1) - 3,553 - - - - - Tangible common equity 91,662 104,411 $130,704 187,139 208,760 214,340 214,358 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,495,440 9,560,209 9,581,183 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $21.99 $22.42 $22.37 Net income available to common shareholders $255 Return on tangible common equity (annualized) 0.48% (1) Represents the intangible portion of assets held for sale  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Non-interest expense $19,905 $20,528 $18,519 $18,314 $18,276 Less: amortization 77 64 62 62 62 Less: acquisition related expenses 195 37 14 30 36 Adjusted non-interest expense $19,633 $20,427 $18,443 $18,222 $18,178 Net interest income $21,842 $19,560 $18,435 $16,766 $16,331 Non-interest income 6,561 5,819 3,962 6,099 6,081 Less: unrealized gains/(losses) recognized on equity securities - 10 (11) (19) (2) Less: impairment of contingent consideration assets - - (1,249) - - Less: net gain/(loss) on loans accounted for under the fair value option (602) (543) (1,124) (252) (91) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (12) (178) - - - Adjusted non-interest income 7,175 6,530 6,346 6,370 6,174 Total income $29,017 $26,090 $24,781 $23,136 $22,505 Efficiency ratio 67.66% 78.29% 74.42% 78.76% 80.77%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total income before non-interest expense $26,623 $24,543 $19,529 $21,647 $17,913 Less: unrealized gains/(losses) recognized on equity securities - 10 (11) (19) (2) Less: impairment of contingent consideration assets - - (1,249) - - Less: net gain/(loss) on loans accounted for under the fair value option (602) (543) (1,124) (252) (91) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (12) (178) - - - Plus: provision for credit loss 1,197 (310) 1,843 329 3,942 Gross revenue $28,434 $24,944 $23,756 $22,247 $21,948 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total income before non-interest expense $583 $1,146 $1,025 $889 $557 Plus: provision for credit loss - - - - - Gross revenue $583 $1,146 $1,025 $889 $557  Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2022 March 30, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total income before non-interest expense $27,206 $25,689 $20,554 $22,536 $18,470 Less: unrealized gains/(losses) recognized on equity securities - 10 (11) (19) (2) Less: impairment of contingent consideration assets - - (1,249) - - Less: net gain/(loss) on loans accounted for under the fair value option (602) (543) (1,124) (252) (91) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (12) (178) - - - Plus: provision for credit loss 1,197 (310) 1,843 329 3,942 Gross revenue $29,017 $26,090 $24,781 $23,136 $22,505 Gross Revenue excluding net gain on mortgage loans (Dollars in thousands) December 31, 2022 September 30, 2023 December 31, 2023 Gross revenue $29,017 $23,136 $22,505 Less: net gain on mortgage loans 775 654 379 Gross revenue excluding net gain on mortgage loans $28,242 $22,482 $22,126

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 19 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Net income available to common shareholders $5,471 $3,820 $1,506 $3,118 $255 Plus: impairment of contingent consideration assets including tax impact - - 924 - - Plus: acquisition related expense including tax impact 146 27 10 22 27 Adjusted net income to common shareholders $5,617 $3,847 $2,440 $3,140 $282 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Diluted earnings per share $0.56 $0.39 $0.16 $0.32 $0.03 Plus: impairment of contingent consideration assets including tax impact - - 0.09 - - Plus: acquisition related expenses including tax impact 0.02 - - - - Adjusted diluted earnings per share $0.58 $0.39 $0.25 $0.32 $0.03 Allowance for credit losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Total loans held for investment $2,476,135 $2,475,084 $2,501,926 $2,536,503 $2,548,541 Less: Acquired loans 234,717 — — — — Less: PPP loans 6,378 6,100 5,558 4,876 4,343 Less: Purchased loans accounted for under fair value ("FVO") 23,415 21,052 18,274 16,105 14,129 Adjusted Loans excluding acquired, PPP and FVO $2,211,625 $2,447,932 $2,478,094 $2,515,522 $2,530,069 Allowance for credit losses 17,183 19,843 22,044 23,175 27,931 Allowance for credit losses to adjusted loans 0.78% 0.81% 0.89% 0.92% 1.10% Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) December 31, 2022 September 30, 2023 December 31, 2023 Income before income taxes $7,301 $4,222 $194 Plus: provision for credit losses 1,197 329 3,942 Pre-tax, pre-provision net income $8,498 $4,551 $4,136 (1) (1) Subsequent to the adoption of CECL on January 1, 2023, acquired loans are included in the Allowance for Credit Losses and therefore are no longer excluded from the total adjusted loan calculation. (1)(1)(1)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 20 Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended December 31, 2022 For the Three Months Ended March 31, 2023 For the Three Months Ended June 30, 2023 For the Three Months Ended September 30, 2023 For the Three Months Ended December 31, 2023 (Dollars in thousands) Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Average Balance Interest Earned/ Paid Average Yield/ Rate Interest-bearing deposits in other financial institutions $103,190 $931 $127,608 $1,403 $135,757 $1,669 $102,510 $1,291 $104,789 $1,350 PPP adjustment 1,736 16 1,502 17 1,376 17 1,103 15 908 12 Investment securities 84,017 645 82,106 629 80,106 626 78,057 607 76,331 600 Correspondent bank stock 11,880 237 9,592 173 8,844 145 7,162 142 7,576 160 Loans 2,436,252 30,691 2,469,129 32,239 2,471,588 33,704 2,502,419 34,228 2,536,379 35,717 Loans HFS 9,065 146 18,036 268 15,841 230 12,680 214 9,915 165 PPP adjustment (7,350) (32) (6,470) (37) (5,811) (27) (5,178) (25) (4,601) (24) Purchase Accretion adjustment - (87) - (64) - (80) - (209) - 160 Adjusted total Interest- earning assets 2,638,790 32,547 2,701,503 34,628 2,707,701 36,284 2,698,753 36,263 2,731,297 38,140 Interest-bearing deposits 8,260 13,092 15,864 17,467 19,037 PPP adjustment - - - - - Federal Home Loan Bank Topeka and Federal Reserve borrowings 1,916 1,374 1,361 1,447 1,882 PPP adjustment (6) (5) (4) (4) (3) Subordinated notes 486 674 712 801 741 Adjusted total interest- bearing liabilities 10,656 15,135 17,933 19,711 21,657 Net interest income 21,891 19,493 18,351 16,552 16,483 Adjusted net interest margin 3.29% 2.93% 2.72% 2.43% 2.39%